UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2019

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)

+44-1604-232425
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

On April 25, 2019, Avon NA Holdings LLC (“Avon NA Holdings”), a wholly-owned subsidiary of Avon Products, Inc. (the “Company”), entered into a Unit Purchase Agreement (the “Agreement”) with Cleveland NA Investor LLC (“Cerberus Investor” and, together with Avon NA Holdings, “Sellers”), an affiliate of funds managed or advised by Cerberus Capital Management (“Cerberus”), and LG Household & Health Care Ltd. (the “Purchaser”), whereby the Purchaser will acquire all of the interests of New Avon LLC (“Avon North America”) as further described below (the “Transaction”).

Under the terms of the Agreement, at the closing of the Transaction (the “Closing”) the Purchaser will acquire Avon North America for $125 million in cash. At the Closing, Avon NA Holdings will receive $24.875 million in cash for 19.9% of Avon North America’s outstanding Class A interests, representing all of the Company’s interests in Avon North America, and Cerberus Investor will receive $100.125 million in cash for 80.1% of Avon North America’s outstanding Class A interests, representing all of Cerberus’s interests in Avon North America, in each case subject to reduction for (i) certain losses incurred by the Purchaser in the event of breaches of representations, warranties and covenants, (ii) the settlement of certain disputed matters with a supplier and (iii) the payment of certain expenses and fees related to the Transaction. Following the Closing, the Company will no longer, directly or indirectly, own any interests in Avon North America and Avon NA Holdings will cease to be a member of Avon North America.

The Closing will occur on September 30, 2019 or any other date as agreed by the Purchaser and Sellers, subject to satisfaction of customary conditions, including the receipt of approval, or the expiration of the waiting period, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Avon North America will continue to license the right to use the Avon brand name in North America after the consummation of the Transaction.

On April 25, 2019, the Company issued a press release announcing the execution of the Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Avon Products, Inc. dated April 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By:	/s/ Ginny Edwards
Name: Ginny Edwards
Title: Vice President and Corporate Secretary

Date:  April 25, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Avon Products, Inc. dated April 25, 2019